Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with this Quarterly Report on Form 10-Q of Winnebago Industries, Inc. for the quarter ended February 24, 2018, I, Bryan L. Hughes, Vice President, Chief Financial Officer of Winnebago Industries, Inc., certify that pursuant to 18 U.S.C. §1350 as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

a.
This Quarterly Report on Form 10-Q (“periodic report”) of Winnebago Industries, Inc. (the “issuer”), for the fiscal quarter ended February 24, 2018 as filed with the Securities and Exchange Commission on the date of this certificate, which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

b.	the information contained in this periodic report fairly represents, in all material respects, the financial condition and results of operations of the issuer.

Date:	March 22, 2018	By:	/s/ Bryan L. Hughes
Bryan L. Hughes
Vice President, Chief Financial Officer